SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: MAY 19, 2003


                                   INFE, INC.
               (Exact Name of Registrant as Specified in Charter)


     FLORIDA                       000-28729                    11-3144463
     -------                       ---------                    ----------
 (State or other            (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
 incorporation)

                   7787 LEESBURG PIKE, SUITE 200
                       FALLS CHURCH, VIRGINIA                     22043
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              (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (703) 734-5650
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ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1 Press Release of INFe, Inc., a Florida corporation ("INFE") issued on May 19, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

      On May 19, 2003, INFe issued a press release with respect to the approval by the Board of Directors of INFe and Pacer Health Corporation ("PACER"), respectively, of a Letter of Intent proposing a merger between the two companies.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INFE, INC.


Date:   May 30, 2003                            By: /s/ Thomas Richfield
                                                    ----------------------------
                                                Name:   Thomas Richfield
                                                Its:    Chief Operating Officer

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